UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

TURKPOWER CORPORATION

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-519-5109

Fax: 212-245-3009

TURKPOWER CORPORATION

100 Park Avenue, Suite 1600

New York, NY 10017

Dear Shareholders:

We are writing to advise you that all our directors and a majority of our shareholders have authorized the Amended and Restated Certificate of Incorporation of TurkPower Corporation (the “Company”) to amend the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to “SibMet Coal Corporation”, or such other name as the Company’s board of directors sees fit. Since the Registrant terminated the proposed transaction with BEST, LLC and entered into a Binding Agreement to acquire ninety-nine percent (99%) of the outstanding Capital Stock of Zinco do Brasil Mineracao Ltda,. the Registrant’s board of directors determined it was in the best interests of the Company to change its name to “Zinco do Brasil, Inc.” (the “Name Change”). The Name Change was approved and ratified by a majority of the Company’s shareholders on October 10, 2012, also acting without a meeting.

These actions were approved by written consent on April 19, 2012, and ratified on October 10, 2012, by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the General Corporation Law of the State of Delaware. Our directors and majority of shareholders owning approximately eighty-five percent (85%) of our outstanding voting stock have approved this amendment after carefully considering it and concluding that approving the Amendments was in the best interests of our Company and out shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is first mailed to you on or about December ___, 2012.

Please feel free to call us at (212) 984-0628 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
TURKPOWER CORPORATION

By:	/s/ Ryan Hart
	Name:	Ryan Hart
	Title:	President

TURKPOWER CORPORATION

100 Park Avenue, Suite 1600

New York, NY 10017

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of TurkPower Corporation (the “Company”) in connection with the proposed Amended and Restated Certificate of Incorporation of the Company to change the name of the Company to “Zinco do Brasil, Inc.” (the “Name Change”). These actions were approved on April 19, 2012 by our Board of Directors and majority shareholders who subsequently approved and ratified the Name Change on October 10, 2012. This Information Statement has been prepared by our management.

“We,” “us,” “our,” the “Registrant” and the “Company” refers to TurkPower Corporation, a Delaware corporation. The amendment to the Company’s Amended and Restated Certificate of Incorporation is sometimes referred to as the “Amendments”.

SUMMARY OF CORPORATE ACTIONS

On April 19, 2012, our Board of Directors and the holders of a majority of the Company’s Common Stock approved the Name Change. The Amendments were approved by written consent of the shareholders holding approximately 85% of our outstanding capital stock (the “Majority Shareholders”) who, along with the Company’s Board of Directors, subsequently ratified the Name Change on October 10, 2012. Pursuant to the General Corporation Law of the State of Delaware, as amended, the Amendments were required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders’ meeting convened for the specific purpose of approving the Amendments. The Company’s voting securities consist of Common Stock, Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and Series B Convertible Perpetual Preferred Stock. (the “Series B Preferred Stock”). Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote. The shares of Series A Convertible Preferred Stock are entitled to vote as 260,000 shares of Common Stock. The shares of Series B Convertible Perpetual Preferred Stock are entitled to vote as 100,000 shares of Common Stock. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 228 of the General Corporation Law of the State of Delaware, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of April 19, 2012, there were 162,300,414 shares of our Common Stock, 1,000 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock issued and outstanding.

The date on which this Information Statement was first sent to shareholders is on or about December, 2012 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of April 19, 2012 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendments are not entitled to dissenter’s rights under Delaware law. These rights are discussed in this Information Statement under “Dissenter’s Rights” on page 5 of this Information Statement.

1

The Amendments will be effective twenty (20) days after this Information Statement is first mailed to our shareholders. No further vote of our shareholders is required.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q. What will I receive if the Amendments are completed?

A. Nothing. The Amendments will only modify the Amended and Restated Certificate of Incorporation.

Q. When do you expect the Amendments to become effective?

A. The Amendments will become effective upon the filing of the Amendments with the Secretary of State of Delaware, a copy of the Amended and Restated Certificate of Incorporation is attached to this information statement as Exhibit A. We expect to file the Amendments with the Delaware Secretary of State no less than 20 days after this information statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of our voting stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

2

ACTION BY THE BOARD OF DIRECTORS

AND

CONSENTING SHAREHOLDERS

In accordance with Section 141 and 228 of the Delaware General Corporation Law, the following actions were taken based upon the approval of the Company’s Board of Directors and the written consent of a majority of the shareholders of the Company’s voting Stock. On April 19, 2012, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Name Change, which actions were subsequently approved and ratified by a majority of our shareholders, acting without a meeting, and all the members of our Board of Directors, on October 10, 2012.

Effective Time of the Amendments

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an Amended and Restated Certificate of Incorporation effectuating the Amendments with the Secretary of State of Delaware. The Amended and Restated Certificate of Incorporation will become effective at the close of business on the date the Amended and Restated Certificate of Incorporation is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Amended and Restated Certificate of Incorporation is attached to this Information Statement as Appendix A and incorporated herein by reference. The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the Secretary of State of Delaware to effectuate the Amendments.

No Appraisal Rights for the Amendments

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide shareholders with any such right.

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The change of the Company’s name to “Zinco do Brasil, Inc.” will better reflect the Company’s business plan to develop and mine with a 99.9% ownership in Zinco do Brasil Mineracao, Ltda. which owns 30 mineral rights for a total of 44,665 hectares in the Brazilian state of Minas Gerais. The mineral rights are split between two projects: “Salobro”, which consists of 2 mining rights for an area of 1,685 hectares; and “Gorutuba” with 28 mining rights for an area of 42,980 hectares.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares. The Company’s Amended and Restated Certificate of Incorporation authorizes the issuance of 800,000,000 shares of Common Stock, $.001 par value per share, of which 297,766,158 shares were outstanding on October 10, 2012. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

3

Other. Holders of Common Stock have no cumulative voting rights. Holders of Common Stock have no preemptive rights to purchase the Company’s Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its Common Stock is Island Stock Transfer, Inc., 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760 (717) 289-0100.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares. The Company’s Amended and Restated Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company’s Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. As of October 10, 2012, there were 1,000 shares of Series A Convertible Preferred Stock, no shares of Series B Convertible Preferred Stock, and 1,025,000 shares of Series C Convertible Perpetual Preferred Stock issued and outstanding.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 10, 2012 with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities, and as to those shares of the Company’s equity securities beneficially owned by each its director, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company’s Common Stock.

The table also shows the number of shares beneficially owned as of October 10, 2012 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner	Beneficial Ownership(1)	Percent of Class(2)
Ryan E. Hart, Director, President	9,000,000	3.02%

James Davidson, Director, Chief Executive Officer	14,680,000	4.93%

Edward Dowling, Director	12,500,000	4.19%

Adriano Epeschit, Director	0	*

IMS Engenharia Mineral Ltda.(3)	1,075,000	26.72%

Juvenil Felix(4)	1,075,000	26.72%

Ouro do Brasil Holdings Ltd.	50,000,000	16.79%

All Directors and Executive Officers as a Group (5 persons)	143,680,000	32.55%

* Less than 1%

(1) “Beneficial Owner” means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

4

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 297,766,158 shares of Common Stock outstanding as of October 10, 2012 and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3) Includes 1,075,000 shares of Series C Convertible Preferred Stock (the “Series C”) which votes at the rate of one hundred (100) shares of Common Stock per each share of Series C and is convertible into one hundred (100) shares of Common Stock per each share of Series C converted. Juvenil Felix, a Director of the Registrant, holds voting and dispositive control over IMS Engenharia Mineral Ltda.

(4) Includes 1,075,000 shares of Series C Convertible Preferred Stock held by IMS Engenharia Mineral Ltda., over which Mr. Felix holds voting and dispositive control.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0001368055) and contain important information about The Company and its finances, are incorporated into this Information Statement:

●            Our Annual Report on Form 10-K for the fiscal year ended May 31, 2012, filed with the Commission on September 28, 2012 and amended on October 19, 2012.

●            Our Quarterly Reports on Form 10-Q filed for the quarters ending August 31, 2012, November 30, 2011 and February 29, 2012 filed on October 22, 2012, as amended on November 13, 2012, April 24, 2012, as amended on May 3, 2012, and January 21, 2012, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

TURKPOWER CORPORATION

By:	/s/ Ryan Hart
Ryan Hart, President

5

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

TURKPOWER CORPORATION

a Delaware Corporation

TurkPower Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”) hereby certifies as follows:

1. Pursuant to Sections 141, 228 and 242 of the General Corporation law, the amendments and restatement herein set forth have been duly approved by the Board of Directors and stockholders of TurkPower Corporation.

2. Pursuant to Section 245 of the General Corporation Law, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of TurkPower Corporation, f.k.a. Global Ink Supply Co. filed on November 4, 2004, as amended by that certain Certificate of Amendment of Certificate of Incorporation on March 24, 2005, the Amended and Restated Certificate of Incorporation of TurkPower Corporation, f.k.a. Global Ink Supply Co., filed on July 8, 2009 and that certain Certificate of Amendment of Certificate of Incorporation filed on May 11, 2010.

3. The effective time of this Amended and Restated Certificate of Incorporation herein shall be ______ __, 2012.

4. The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

ARTICLE I

The name of this corporation shall be: Zinco do Brasil, Inc.

ARTICLE II

Its registered office is to be located at Suite 606, 1220 N. Market Street, Wilmington, DE 19801, County of New Castle.

ARTICLE III

The purpose or purposes of the organization is to engage in any lawful activity for which corporations may be organized under the General Corporation Law.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 810,000,000 consisting of (i) 800,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

(a) Effective upon the filing of this Amended and Restated Certificate of Incorporation (the “Effective Time”), a 1 for 15 stock split of the Common Stock was effectuated. As of the Effective Time, every fifteen shares of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) was automatically and without any action on the part of the holder thereof reclassified as and changed, pursuant to a stock split, into 1 share of Common Stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Time represents outstanding shares of Old Common Stock (the “Old Certificates,” whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates,” whether one or more) representing the number of whole shares of the New Common Stock for which the shares of the Old Common Stock formerly represented by the Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificate representing fractional share interests in New Common Stock will be issued, and no fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation’s transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional shares until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

6

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article IV, the General Corporation Law of the State of Delaware, and applicable law.

7

(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in this Certificate of Amendment or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e) Provisions that permit the Corporation to redeem or exchange such rights; and

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

Each person who serves or has served as a director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) for unlawful payment of dividend or unlawful stock purchase or redemption as such liability is imposed under Section 174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extend permitted by the General Corporation Law of the State of Delaware as so amended.

ARTICLE VII

The Corporation shall provide indemnification as follows:

(a) The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

8

(b) The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this paragraph (b) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

(c) Notwithstanding any other provisions of this Article VII, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article VII, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

(d) In the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article VII, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article VII; and provided further that no such advancement of expenses shall be made under this Article VII if it is determined that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

(e) No amendment, termination or repeal of this Article VII or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9

ARTICLE VIII

Except as may be expressly provided in this Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article VIII; provided, however, that any amendment or repeal of Article VI and VII and Article VIII of this Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS THEREOF, TurkPower Corporation. has caused this certificate to be signed by the President, Ryan Hart, this ___th day of ______, 2012.

Ryan Hart, President

10